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                              POWER OF ATTORNEY

We, the undersigned directors and officers of the Lincoln Variable Insurance Products Trust ("Trust"), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to the Trust and the series of funds thereof, which were previously executed by us and do hereby severally constitute and appoint Steven Kluever, Rise' Taylor and Cynthia Rose our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-70742 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 24, 2003.

Signature                                Title
---------                                -----

/s/ Kelly D. Clevenger                   Chairman of the Board,
-----------------------------            President and Director
Kelly D. Clevenger                       (Principal Executive Officer)


/s/ William P. Flory, Jr.                Chief Accounting Officer
-----------------------------            (Principal Accounting Officer)
William P. Flory, Jr.

/s/ Frederick J. Crawford                Vice President and Treasurer
-----------------------------            (Principal Financial Officer)
Frederick J. Crawford


/s/ John B. Borsch, Jr.                  Director
-----------------------------
John B. Borsch, Jr.


/s/ Nancy L. Frisby                      Director
-----------------------------
Nancy L. Frisby


/s/ Barbara S. Kowalczyk                 Director
-----------------------------
Barbara S. Kowalczyk


/s/ Kenneth G. Stella                    Director
-----------------------------
Kenneth G. Stella



State  of  Indiana )
                   ) SS:
County of  Allen   )

                                         Subscribed and sworn to before me this
                                         24th day of February, 2003.

                                         /s/ Cynthia A. Rose
                                         ---------------------------
                                         Notary Public
                                         Commission Expires:  July 30, 2009